             AMENDMENT TO APPENDIX "A" TO THE ACCOUNTING AGREEMENT
                     BETWEEN BROWN BROTHERS HARRIMAN & CO.
                                      AND
                       MORGAN GRENFELL INVESTMENT TRUST
                         DATED AS OF SEPTEMBER 1, 2000

         In consideration of the mutual promises hereinafter set forth and other good and valuable consideration, Brown Brothers Harrison & Co., a limited partnership organized under the laws of the State of New York, and Morgan Grenfell Investment Trust, a Delaware business trust, agree to amend Appendix "A" to the Accounting Agency Agreement dated September 8, 1998 as follows:

         The following are Funds for which the Accounting Agent shall act as accounting agent under the terms and conditions of an Accounting Agency Agreement between Brown Brothers Harriman & Co. and Morgan Grenfell Investment Trust dated September 8, 1998.

International Select Equity                  Fixed Income
European Equity                              Municipal Bond
International Small Cap Equity               Short-Term Municipal Bond
Emerging Markets Equity                      High Yield Bond
Global Fixed Income                          Smaller Companies
International Fixed Income                   Micro Cap
Emerging Markets Debt


         IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their duly authorized officers as of the date first set forth above.

ATTEST:                                     MORGAN GRENFELL INVESTMENT TRUST


______________________                      By:____________________________
Name:                                       Name:
Title:                                      Title:

ATTEST:                                     BROWN BROTHERS HARRIMAN & CO.

______________________                      By:____________________________
Name:                                       Name:
Title:                                      Title:

             AMENDMENT TO APPENDIX "A" TO THE ACCOUNTING AGREEMENT
                     BETWEEN BROWN BROTHERS HARRIMAN & CO.
                                      AND
                       MORGAN GRENFELL INVESTMENT TRUST
                        DATED AS OF SEPTEMBER 13, 2000

         In consideration of the mutual promises hereinafter set forth and other good and valuable consideration, Brown Brothers Harrison & Co., a limited partnership organized under the laws of the State of New York, and Morgan Grenfell Investment Trust, a Delaware business trust, agree to amend Appendix "A" to the Accounting Agency Agreement dated September 8, 1998 as follows:

         The following are Funds for which the Accounting Agent shall act as accounting agent under the terms and conditions of an Accounting Agency Agreement between Brown Brothers Harriman & Co. and Morgan Grenfell Investment Trust dated September 8, 1998.

International Select Equity                      Emerging Markets Debt
European Equity                                  Fixed Income
International Small Cap Equity                   Municipal Bond
Emerging Markets Equity                          High Yield Bond
Global Fixed Income                              Smaller Companies
International Fixed Income                       Micro Cap

         IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their duly authorized officers as of the date first set forth above.

ATTEST:                                     MORGAN GRENFELL INVESTMENT TRUST


______________________                      By:____________________________
Name:                                       Name:
Title:                                      Title:

ATTEST:                                     BROWN BROTHERS HARRIMAN & CO.

______________________                      By:____________________________
Name:                                       Name:
Title:                                      Title:

             AMENDMENT TO APPENDIX "A" TO THE ACCOUNTING AGREEMENT
                     BETWEEN BROWN BROTHERS HARRIMAN & CO.
                                      AND
                       MORGAN GRENFELL INVESTMENT TRUST
                        DATED AS OF SEPTEMBER 18, 2000

         In consideration of the mutual promises hereinafter set forth and other good and valuable consideration, Brown Brothers Harrison & Co., a limited partnership organized under the laws of the State of New York, and Morgan Grenfell Investment Trust, a Delaware business trust, agree to amend Appendix "A" to the Accounting Agency Agreement dated September 8, 1998 as follows:

         The following are Funds for which the Accounting Agent shall act as accounting agent under the terms and conditions of an Accounting Agency Agreement between Brown Brothers Harriman & Co. and Morgan Grenfell Investment Trust dated September 8, 1998.

International Select Equity                  Emerging Markets Debt
European Equity                              Fixed Income
International Small Cap Equity               High Yield Bond
Emerging Markets Equity                      Smaller Companies
Global Fixed Income                          Micro Cap
International Fixed Income


         IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their duly authorized officers as of the date first set forth above.

ATTEST:                                     MORGAN GRENFELL INVESTMENT TRUST


______________________                      By:____________________________
Name:                                       Name:
Title:                                      Title:

ATTEST:                                     BROWN BROTHERS HARRIMAN & CO.


______________________                      By:____________________________
Name:                                       Name:
Title:                                      Title:

             AMENDMENT TO APPENDIX "A" TO THE ACCOUNTING AGREEMENT
                     BETWEEN BROWN BROTHERS HARRIMAN & CO.
                                      AND
                       MORGAN GRENFELL INVESTMENT TRUST
                        DATED AS OF SEPTEMBER 22, 2000

         In consideration of the mutual promises hereinafter set forth and other good and valuable consideration, Brown Brothers Harrison & Co., a limited partnership organized under the laws of the State of New York, and Morgan Grenfell Investment Trust, a Delaware business trust, agree to amend Appendix "A" to the Accounting Agency Agreement dated September 8, 1998 as follows:

         The following are Funds for which the Accounting Agent shall act as accounting agent under the terms and conditions of an Accounting Agency Agreement between Brown Brothers Harriman & Co. and Morgan Grenfell Investment Trust dated September 8, 1998.

International Select Equity                  International Fixed Income
European Equity                              Emerging Markets Debt
International Small Cap Equity               High Yield Bond
Emerging Markets Equity                      Smaller Companies
Global Fixed Income                          Micro Cap


         IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their duly authorized officers as of the date first set forth above.

ATTEST:                                     MORGAN GRENFELL INVESTMENT TRUST


______________________                      By:____________________________
Name:                                       Name:
Title:                                      Title:

ATTEST:                                     BROWN BROTHERS HARRIMAN & CO.


______________________                      By:____________________________
Name:                                       Name:
Title:                                      Title: